Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Expense (Benefit) [Abstract]
Income Taxes
Income Taxes

The sources of income (loss) before income taxes and equity in net earnings of affiliates were as follows for the years ended December 31, 2011, 2010 and 2009 (in millions):

	2011	2010	2009
United States	$1.6	$(53.5)	$(29.7)
Foreign	559.4	328.4	184.1
Income before income taxes and equity in net earnings of affiliates	$561.0	$274.9	$154.4

The provision for income taxes by location of the taxing jurisdiction for the years ended December 31, 2011, 2010 and 2009 consisted of the following (in millions):

	2011	2010	2009
Current:
United States:
Federal	$(6.1)	$(7.1)	$(4.0)
State	—	—	0.2
Foreign	158.3	108.6	83.4
	152.2	101.5	79.6
Deferred:
United States:
Federal	(148.9)	0.1	(0.4)
State	—	—	—
Foreign	21.3	2.8	(21.5)
	(127.6)	2.9	(21.9)
	$24.6	$104.4	$57.7

At December 31, 2011, the Company’s foreign subsidiaries had approximately $2.7 billion of undistributed earnings. These earnings are considered to be indefinitely invested, and, accordingly, no income taxes have been provided on these earnings. Determination of the amount of unrecognized deferred taxes on these earnings is not practical; however, unrecognized foreign tax credits would be available to reduce a portion of the tax liability.

A reconciliation of income taxes computed at the United States federal statutory income tax rate (35%) to the provision for income taxes reflected in the Company’s Consolidated Statements of Operations for the years ended December 31, 2011, 2010 and 2009 is as follows (in millions):

	2011	2010	2009
Provision for income taxes at United States federal statutory rate of 35%	$196.3	$96.2	$53.9
State and local income taxes, net of federal income tax benefit	1.4	(0.9)	0.7
Taxes on foreign income which differ from the United States statutory rate	(31.8)	(4.0)	16.4
Tax effect of permanent differences	(13.5)	(10.2)	20.7
Change in valuation allowance	(150.7)	0.7	(38.8)
Change in tax contingency reserves	23.1	21.7	3.3
Other	(0.2)	0.9	1.5
	$24.6	$104.4	$57.7

The “change in valuation allowance” for the year ended December 31, 2011 includes a reversal of approximately $149.3 million of valuation allowance previously established against the Company’s deferred tax assets in the United States. The reversal was required to offset deferred tax liabilities established as part of the acquisition accounting for GSI primarily related to acquired amortizable intangible assets, as well as other valuation adjustments and carry-over tax attributes. The “change in valuation allowance” for the year ended December 31, 2009 includes a $39.5 million favorable adjustment, which was fully offset by a write-off of certain foreign tax assets reflected in “tax effects of permanent differences.” Due to the fact that these tax assets had not been expected to be utilized in future years, the Company had previously maintained a valuation allowance against the tax assets. Accordingly, this write-off resulted in no impact to the Company’s income tax provision for the year ended December 31, 2009.

The significant components of the deferred tax assets and liabilities at December 31, 2011 and 2010 were as follows (in millions):

	2011	2010
Deferred Tax Assets:
Net operating loss carryforwards	$181.6	$210.7
Sales incentive discounts	44.7	41.1
Inventory valuation reserves	24.5	18.4
Pensions and postretirement health care benefits	93.7	74.5
Warranty and other reserves	127.5	88.1
Other	26.2	33.6
Total gross deferred tax assets	498.2	466.4
Valuation allowance	(145.8)	(262.5)
Total net deferred tax assets	352.4	203.9
Deferred Tax Liabilities:
Tax over book depreciation and amortization	338.1	178.3
Other	27.7	32.0
Total deferred tax liabilities	365.8	210.3
Net deferred tax assets (liabilities)	$(13.4)	$(6.4)
Amounts recognized in Consolidated Balance Sheets:
Deferred tax assets — current	$142.7	$52.6
Deferred tax assets — noncurrent	37.6	58.0
Other current liabilities	(1.4)	(13.1)
Other noncurrent liabilities	(192.3)	(103.9)
	$(13.4)	$(6.4)

The Company recorded a net deferred tax liability of $13.4 million and $6.4 million as of December 31, 2011 and 2010, respectively. As reflected in the preceding table, the Company established a valuation allowance of $145.8 million and $262.5 million as of December 31, 2011 and 2010, respectively.

The change in the valuation allowance for the years ended December 31, 2011, 2010 and 2009 was a decrease of $116.7 million, an increase of $0.8 million, and a decrease of $32.7 million, respectively. A valuation allowance is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Company assessed the likelihood that its deferred tax assets would be recovered from estimated future taxable income and available tax planning strategies and determined that the valuation allowance at December 31, 2011 and 2010 was appropriate. In making this assessment, all available evidence was considered, including the current economic climate, as well as reasonable tax planning strategies. The Company believes it is more likely than not that the Company will realize the remaining deferred tax assets, net of the valuation allowance, in future years.

The Company had net operating loss carryforwards of $685.5 million as of December 31, 2011, with expiration dates as follows: 2012 — $1.1 million; 2013 — $0.4 million; 2015 — $69.0 million; 2016 — $132.8 million; and thereafter or unlimited — $482.2 million. These net operating loss carryforwards included United States net loss carryforwards of $335.4 million and foreign net operating loss carryforwards of $350.1 million. The Company paid income taxes of $116.4 million, $88.3 million and $67.8 million for the years ended December 31, 2011, 2010 and 2009, respectively.

At December 31, 2011 and 2010, the Company had $71.1 million and $48.2 million, respectively, of unrecognized income tax benefits, all of which would affect the Company’s effective tax rate if recognized. At December 31, 2011 and 2010, the Company had approximately $23.0 million and $14.2 million, respectively, of accrued or deferred taxes related to uncertain income tax positions connected with ongoing income tax audits in various jurisdictions that it expects to settle or pay in the next 12 months. The Company accrues interest and penalties related to unrecognized tax benefits in its provision for income taxes. At December 31, 2011 and 2010, the Company had accrued interest and penalties related to unrecognized tax benefits of $7.6 million and $5.2 million, respectively.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits as of and during the year ended December 31, 2011 and 2010 are as follows (in millions):

	2011	2010
Gross unrecognized income tax benefits	$48.2	$21.8
Additions for tax positions of the current year	18.9	17.3
Additions for tax positions of prior years	9.7	10.3
Reductions for tax positions of prior years for:
Changes in judgments	(1.5)	—
Settlements during the period	—	—
Lapses of applicable statute of limitations	(2.5)	(0.8)
Foreign currency translation	(1.7)	(0.4)
Gross unrecognized income tax benefits	$71.1	$48.2

The Company and its subsidiaries file income tax returns in the United States and in various state, local and foreign jurisdictions. The Company and its subsidiaries are routinely examined by tax authorities in these jurisdictions. As of December 31, 2011, a number of income tax examinations in other foreign jurisdictions were currently ongoing. It is possible that certain of these ongoing examinations may be resolved within 12 months. Due to the potential for resolution of federal, state and foreign examinations, and the expiration of various statutes of limitation, it is reasonably possible that the Company’s gross unrecognized income tax benefits balance may materially change within the next 12 months. Due to the number of jurisdictions and issues involved and the uncertainty regarding the timing of any settlements, the Company is unable at this time to provide a reasonable estimate of such change that may occur within the next 12 months. Although there are ongoing examinations in various jurisdictions, the 2008 through 2011 tax years generally remain subject to examination in the United States by federal and state authorities. In the Company’s significant foreign jurisdictions, primarily the United Kingdom, France, Germany, Switzerland, Finland and Brazil, the 2006 through 2011 tax years generally remain subject to examination by their respective tax authorities.

During 2010, changes in U.K. tax legislation affected the taxation of certain distributable profits of subsidiary companies that have not yet been repatriated to the United Kingdom. As a result of these legislative changes, approximately $5.0 million of other tax contingency reserves were reclassified to the gross unrecognized income tax benefits reserves. The net impact of changes in the gross unrecognized tax benefits reserves to the income statement for 2010 was an increase of $21.7 million